UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934



          Date of Report (Date of Earliest Event Reported): May 7, 2003


                     SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.
             (Exact Name of Registrant as Specified in its Charter)


                                 Cayman Islands
                 (State or Other Jurisdiction of Incorporation)

           001-16855                                           N/A
   (Commission File Number)                              (I.R.S. Employer
                                                      Identification Number)

                                 (441) 295-4451
                         (Registrant's Telephone Number,
                              Including Area Code)

              P.O. Box HM 2939
Crown House, Third Floor, 4 Par-la-Ville Road
           Hamilton HM12, Bermuda                                  N/A
  (Address of Principal Executive Offices)                      (Zip Code)



          (Former Name or Former Address, if Changed Since Last Report)




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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          99.1 Press Release issued by Scottish Annuity & Life Holdings, Ltd. on May 7, 2003, filed herewith.



Item 9. Regulation FD Disclosure.

          The information required by Item 12. Results of Operations and Financial Condition is being provided under Item 9 pursuant to SEC guidance set forth in SEC Release No. 33-8216.

          The information included in this section is intended to be furnished pursuant to Item 12. Results of Operations and Financial Condition. Such information, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

          On May 7, 2003, Scottish Annuity & Life Holdings, Ltd. issued a press release (the "Press Release") announcing its results of operations for the quarter ended March 31, 2003. A copy of the Press Release is attached hereto as
Exhibit 99.1.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.


                                    By: /s/ Scott E. Willkomm
                                        Scott E. Willkomm
                                        President



Dated: May 7, 2003

                                INDEX TO EXHIBITS

Number         Description

99.1 Press Release issued by Scottish Annuity & Life Holdings, Ltd. on May 7, 2003, filed herewith.